Exhibit 10.32.b

Bear, Stearns International Limited
383 Madison Avenue
New York, New York   10179

February 15, 2006

Capital Trust, Inc.

and

CT BSI Funding Corp.

410 Park Avenue

New York, New York  10022

Re:	Pricing Terms for Amended and Restated Master Repurchase Agreement, dated as of February 15, 2006, by and between Bear, Stearns International Limited, Capital Trust, Inc. and CT BSI Funding Corp.

Ladies and Gentlemen:

Reference is made to the Amended and Restated Master Repurchase Agreement, dated as of February 15, 2006 (the “Agreement”), by and between Bear, Stearns International Limited (“Buyer”), Capital Trust, Inc., and CT BSI Funding Corp. (each a “Seller” with joint and several liability for the obligations of the other Seller), as the same may be amended from time to time.  The purpose of this letter agreement (the “Letter Agreement”) is to set forth certain terms governing the circumstances under which the Buyer will enter into Transactions pursuant to the Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

1.             Buyer’s Margin Ratio:  Unless otherwise agreed by the parties (which agreement shall be memorialized in writing in the related Confirmation), the Purchase Price on any Purchase Date prior to the Commitment Expiration Date shall be equal to the product of the Market Value of the Purchased Assets and the applicable Buyer’s Margin Ratio listed in the chart below.

2.             Purchase Fee:  The Purchase Fee shall be a one-time, up front amount, to be paid by Sellers on the initial Purchase Date, equal to the product of (i) the Maximum Committed Aggregate Purchase Price and (ii) [****] less any Purchase Fee paid under the Bear, Stearns Funding Repurchase Agreement.

3.             Pricing Rate:  The Pricing Rate with respect to each Transaction shall be one month LIBOR plus the spread listed in the chart below (unless otherwise agreed by the parties, which agreement shall be memorialized in writing in the related Confirmation):

****Material omitted pursuant to a request for confidential treatment under Rule 24b-2.  Material filed separately with the Securities Exchange Commission.

Buyer’s Margin Ratio and Pricing Rate Spread for CDO I and CDO II Assets

	CDO I Assets	CDO II Assets
Buyers Margin Ratio	[****]	[****]
Pricing Rate Spread (LIBOR plus number of basis points)	[****]	[****]

Buyer’s Margin Ratio and Pricing Rate Spread for Assets other than CDO I and CDO II Assets

Combined Property/ Underlying Assets Loan to Value Ratio	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Mezzanine Loans, Junior Participations & B Notes
Buyer’s Margin Ratio	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Pricing Rate Spread (LIBOR plus number of basis points)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

All loan to value ratios are determined by a third-party appraiser mutually acceptable to Buyer and Sellers.  If an Eligible Asset is a hotel, the Buyer’s Margin Ratio and the Pricing Rate may change as agreed to by the parties.

****Material omitted pursuant to a request for confidential treatment under Rule 24b-2.  Material filed separately with the Securities Exchange Commission.

4.             Sellers must enter into Transactions with respect to at least three (3) Eligible Assets within six (6) months of the initial Purchase Date (the “Required Transactions”) in order to maintain the Buyer’s Margin Ratios set forth above.  Buyer shall have the right in its sole discretion to reduce the applicable Buyer’s Margin Ratios by ten percent (10%) in the event that Sellers enter into Transactions with respect to one (1) or two (2) Eligible Assets.

 5.            If Buyer exercises its right to reduce the Buyer’s Margin Ratio as provided in paragraph 3 above within six (6) months prior to the Commitment Expiration Date and a Seller elects to effect an Early Repurchase Date after Buyer has exercised such right, then no Exit Fee shall be due or payable with respect to such Early Repurchase Date.

The terms of this Letter Agreement shall supersede all prior Letter Agreements between the parties.  The terms and provisions set forth in this Letter Agreement shall terminate upon the termination of the Agreement.  Any agreement by Buyer to extend the term of the Agreement shall not thereby extend any of the terms and provisions set forth herein with respect to any Transactions entered into on or after any renewal of the Agreement, unless expressly agreed to by Buyer.

This Letter Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

This Letter Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

In the event of any inconsistency between the terms and provisions contained herein and the Agreement, the terms and provisions of this Letter Agreement shall govern.

BEAR, STEARNS INTERNATIONAL LIMITED

By:	/s/ David S. Marren
Name: David S. Marren
Title: Authorized Signatory

Acknowledged and Agreed:

CAPITAL TRUST, INC.

By:	/s/ John R. Klopp
Name : John R. Klopp
Title: President and CEO

CT BSI FUNDING CORP.

By:	/s/ John R. Klopp
Name: John R. Klopp
Title: President and CEO